EATON VANCE FLOATING-RATE ADVANTAGE FUND

EATON VANCE FLOATING-RATE FUND

EATON VANCE FLOATING-RATE & HIGH INCOME FUND

Supplement to Prospectus dated March 1, 2021

Effective June 30, 2021, Ralph H. Hinckley, Jr. and Jake T. Lemle will join the portfolio management teams of Eaton Vance Floating-Rate Portfolio, Senior Debt Portfolio and Eaton Vance Floating Rate & High Income Fund. Messrs. Hinckley and Lemle are Vice Presidents of Eaton Vance and Boston Management and Research, have been employed by Eaton Vance for more than five years and also manage other Eaton Vance floating-rate loan funds and/or portfolios.

June 29, 2021	39105 6.29.21